Summary Prospectus
March 30, 2017
Share Class	Ticker
T	QTACX
Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated March 30, 2017, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking long-term capital appreciation by investing primarily in the common stock of U.S. companies.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated MDT All Cap Core Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is long-term capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold Class T Shares (T) of the Fund.
Shareholder Fees (fees paid directly from your investment)	T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.66%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.42%
1	Because the Fund's T Shares are new, “Other Expenses” are based on estimated amounts for the current fiscal year.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$391
3 Years	$688
5 Years	$1,007
10 Years	$1,909

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund seeks to achieve its objective by investing primarily in the common stock of U.S. companies. The Fund's investment adviser's investment strategy utilizes a whole market, all-cap/all-style approach by selecting most of its investments from companies listed in the Russell 3000® Index, an index that measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of July 31, 2016, companies in the Russell 3000® Index ranged in market capitalization from $23.5 million to $562 billion. The Fund's investments may include, but are not limited to, equity securities of domestic issuers.
The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process, called the Optimum Q process, seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies.
The investment adviser's stock selection process is expected to result in investments in companies with both growth and value characteristics. The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which may generate shorter-term gains (“losses”) for its shareholders, which are taxed at a higher rate than longer-term gains (“losses”). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.
■	Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
■	Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
■	Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■	Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund. The Fund's Class T Shares (“T class”) has not yet commenced operations. The Fund currently offers four other classes of shares: Class A Shares (“A class”), Class B Shares, Institutional Shares and Class R6 Shares. The T class performance information shown below is for the Fund's A class and has not been adjusted since the T class is expected to have the same net expense ratio as the A class.
The bar chart and performance table are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's T class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's T class highest quarterly return was 13.80% (quarter ended June 30, 2009). Its lowest quarterly return was (26.42)% (quarter ended December 31, 2008).
Average Annual Total Return Table
The Fund's T class has not yet commenced operations. The T class performance information shown below is for the Fund's A class as described above.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund's T class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2016)
	1 Year	5 Years	10 Years
T:
Return Before Taxes	5.93%	13.25%	4.10%
Return After Taxes on Distributions	5.55%	13.08%	3.80%
Return After Taxes on Distributions and Sale of Fund Shares	3.36%	10.59%	3.16%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	12.74%	14.67%	7.07%
Morningstar Large Blend Funds Average[2] (reflects no deduction for fees, expenses or taxes)	10.37%	13.18%	6.07%
1	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market.
2	Morningstar has assigned the Fund to the Morningstar Large Cap Value Funds Average peer group; however, the Morningstar Large Blend Funds Average (MLBFA) is being used for comparison purposes. The Fund invests in both value and growth stocks and therefore the Fund's Adviser believes that the MLBFA is more reflective of the Fund's investment style. Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
FUND MANAGEMENT
The Fund's Investment Adviser is Federated MDTA LLC.
Daniel J. Mahr, Managing Director of Research, has been the Fund's portfolio manager since August 2008.
Frederick L. Konopka, Portfolio and Trading Manager, has been the Fund's portfolio manager since August 2008.
Brian M. Greenberg, Research Manager, has been the Fund's portfolio manager since August 2008.
John Paul Lewicke, Research Manager, has been the Fund's portfolio manager since September 2014.
purchase and sale of fund shares
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange is open. Shares may not be exchanged for shares of another Federated fund. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

The minimum investment amount for the Fund's T class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-21904
CUSIP 31421R551
Q453447 (3/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.